UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

LINCOLNWAY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-51764	20-1118105
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa		50201
(Address of principal executive offices)		(Zip Code)

515-232-1010
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the members of Lincolnway Energy was held on March 5, 2014. There were three matters voted upon by the members at the annual meeting, with those three matters set out below.

Proposal 1 -    Vote on Election of Directors

A matter voted upon by the members at the annual meeting was the election of directors. Each director is elected to a three-year term and until his or her successor is elected, and the terms of the directors are staggered so that the term of three directors expires in one year, the term of another three directors expires in another year, and the term of four directors expires in another year.

The three directors whose term expired at the annual meeting were Brian Conrad, Tim Fevold, and Jeff Taylor.

The vote of a plurality of the membership units which were voted on the election of the directors was the act of the members on that matter. A plurality vote means that the three nominees who received the highest number of votes would be elected to fill the three director positions.

There were three nominees for the three director positions. The nominees were Brian Conrad, Tim Fevold, and Jeff Taylor. Of those nominees, Brian Conrad, Tim Fevold, and Jeff Taylor were elected as a director at the annual meeting, to serve until the annual meeting of the members which will be held in 2017 and until their successors are elected.

The number of votes cast for, withheld/abstentions, and broker non-votes with respect to the three nominees for election as a director at the annual meeting was as follows:

Name	For	Withheld/Abstentions	Broker Non-Votes
Brian Conrad	16,630	5,394	—
Tim Fevold	16,987	5,037	—
Jeff Taylor	17,413	4,611	—

The directors whose term of office continued after the annual meeting of the members were William Couser, Rick Vaughan, Terry Wycoff, James Hill, Richard Johnson, Kurt Olson, and Gregory Geoffroy.

Proposal 2 -    Vote on Say-On-Pay Advisory Vote on Executive Compensation

Another proposal voted upon by the members at the annual meeting was an advisory vote on the executive compensation for Lincolnway Energy for the fiscal year ending September 30, 2013. The proposal was approved by the necessary vote of the members, and the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, regarding the proposal was as follows:

For	Against Or Withheld	Abstentions	Broker Non-Votes
12,543	3057	1905	—

Proposal 3 -    Vote on Ratification of Selection of Lincolnway Energy's Auditor

Another proposal voted upon by the members at the annual meeting was the ratification of the selection of McGladrey LLP to act as auditor for Lincolnway Energy for the fiscal year ending September 30, 2014. The proposal was approved by the necessary vote of the members, and the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, regarding the proposal was as follows:

For	Against Or Withheld	Abstentions	Broker Non-Votes
16,949	65	516	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: March 11, 2013	By:	/s/ Neal Greenberg
Neal Greenberg, Interim Chief Financial Officer